united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 4/30

Date of reporting period: 10/31/15

Item 1. Reports to Stockholders.

Zeo Strategic Income Fund

Class I :      ZEOIX

SEMI-ANNUAL REPORT

OCTOBER 31, 2015

1-855-ZEO-FUND

(1-855-936-3863)

Distributed by Northern Lights Distributors, LLC
Member FINRA

Zeo Capital Advisors	1 Montgomery Street, Suite 3450 San Francisco, CA 94104 v. 415.875.5604, f. 347.412.7879
October 31, 2015

Dear Shareholders:

Let’s not bury the lead: the high yield bond market appears headed for its first calendar year decline since 2008. More notably, since June 2009, high yield bonds did not see a decline over any twelve consecutive months until June 2015. We believe that, with the exception of possibly real estate, no asset class has benefited more from the era of “free money” characterized by the Federal Reserve’s near-zero interest rate policy. High yield bonds not only attracted buyers due to the unprecedented ease of access to investment capital; we also saw a boom in bond issuance and refinancing as all but the most distressed companies had no trouble raising debt capital at very low interest rates. The result was a compounded leverage effect – once from aggressive issuance by highly leveraged companies and again by investors using borrowed funds to purchase those bonds. We have seen the beginning of an increase in volatility from what we believe is an inevitable correction. While we cannot predict when this might happen or how extreme it may be, we enter the coming year with confidence in our preparation for just such an outcome.

Performance review

The Zeo Strategic Income Fund (the “Fund”) had a total return of +0.75% for the six months ended October 31, 2015. During the same periods, the Barclays Capital U.S. Aggregate Bond Indexi (the “Benchmark”) returned -0.10%. This was a volatile period for the fixed income markets. The Benchmark’s modest move masks significant second quarter declines and third quarter gains that almost fully offset. In both cases, the primary driver was a move in interest rates – first moving higher as investors questioned fixed income in general and then moving lower due to turmoil in the markets and Federal Reserve inaction.

Even so, the Fund continued to demonstrate a low sensitivity to market choppiness. Our exposure to interest rates was limited, as would be expected from our focus on keeping a short average durationii. Meanwhile, though the Fund is not immune to movements in the high yield bond market, the holdings tend to behave differently than the broader asset class. Since we focus on shorter-term debt, we tend to hold bonds that are typically being refinanced rather than those that are newly issued. This helps us manage for low volatility not only due to shorter timeframes but also due to a bid from the companies themselves. Put simply, the bonds in our portfolio have historically seen diverse buy interest that can provide support even in declining markets. Furthermore, when we did experience price declines, the portfolio’s yieldiii continued to deliver income to help offset those moves. This enabled us to be opportunistic in declining markets – given the choice to pay yesterday’s price or try to capitalize on market weakness for the benefit of our clients, we chose the latter.

Investment outlook

We continue to believe that there will be significant volatility in the markets in the near future. Just when that will happen is best left to the manager with a clearer crystal ball than ours, but we have already seen signs of volatility that may prove systemic rather than temporary. So what does one do with such an outlook? Volatility to some investors is an opportunity to react to daily, weekly or monthly fluctuations in the market. For the strategy that makes tactical market decisions on a daily or weekly basis, it is entirely appropriate and likely essential to evaluate short-term market behaviors with the explicit goal of reaching an actionable conclusion.

However, that is not the way we manage the Fund. That is not to say that we don’t process additional data to evaluate the impact on our strategy, but we explicitly avoid the mindset that each datapoint is a call to action. Our objectives mirror our philosophy that, to deliver a true fixed income risk profile, the Fund cannot depend on being on the right side of a directional view on interest rates or any other market factor. What happens in a given week or month, while additive to our overall investment process, is less relevant than our effort to maintain a consistent risk profile, which is inherently subject to less frequent revision. An investment outlook, therefore, becomes a question of opportunity and reward-per-unit-risk rather than one of portfolio turnover.

Our portfolio is one that is always in need of securities to purchase due to the Fund’s short-term nature – we are always receiving cash for bond maturities and redemptions. But we have noticed a surprising lack of offers despite recent volatility, possibly due to a rotation into short duration by investors wary of interest rates. We continue to be disciplined on prices we pay and are maintaining our approach with a focus on off-the-run securities (including bank loans and non-benchmark bonds) to mitigate these challenges. In doing so, even in recent market choppiness, we have been cautious as we saw the start of interesting entry points for the bonds we seek to buy. Should the markets continue to chop around, we are focused on taking advantage whenever those entry points become the rule rather than the exception.

We thank you for your continued support and confidence in our management.

Sincerely,

Venkatesh Reddy	Bradford Cook
Chief Investment Officer	Portfolio Manager

[i]	The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government -Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Unmanaged index returns do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

ii	Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates.

iii	Yield is the return an investor will realize on a bond purchased at the market price and held until its expected redemption date.

5756-NLD-12/09/2015

Zeo Strategic Income Fund

PORTFOLIO REVIEW (Unaudited)

October 31, 2015

The Fund’s performance figures* for the periods ended October 31, 2015, compared to its benchmark:

			Inception** -
Annualized Average Returns:	Six Months	One Year	October 31, 2015
Zeo Strategic Income Fund - Class I	0.75%	2.94%	3.15%
Barclays Capital U.S. Aggregate Bond Index ***	(0.10)%	1.85%	3.12%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than one year are annualized. The total operating expense ratio (including indirect expenses), as stated in the fee table in the Fund’s Prospectus dated August 28, 2015, is 1.30% for Class I shares. For performance information current to the most recent month-end, please call 1-855-936-3863.

**	Inception date is May 31, 2011.

***	The Barclays Capital U.S. Aggregate Bond Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Investors cannot invest directly in an index.

Portfolio Composition as of October 31, 2015	% of Net Assets
Bonds & Notes	82.1%
Term Loans	6.4%
Other Assets, Cash & Cash Equivalents	11.5%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

Zeo Strategic Income Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

October 31, 2015

Par Value		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 82.1%
	APPAREL - 6.7%
$2,437,000	Hanesbrands, Inc.	6.375	12/15/2020	$2,525,341
372,000	Levi Strauss & Co.	6.875	5/1/2022	407,805
7,520,000	Perry Ellis International, Inc.	7.875	4/1/2019	7,726,800
3,008,000	Wolverine World Wide, Inc.	6.125	10/15/2020	3,158,400
				13,818,346
	AUTO PARTS & EQUIPMENT - 3.8%
7,476,000	Goodyear Tire & Rubber Co.	8.250	8/15/2020	7,819,896

	BEVERAGES - 1.8%
3,217,000	DS Services of America, Inc. (a)	10.000	9/1/2021	3,691,508

	CHEMICALS - 1.3%
2,661,000	OMNOVA Solutions, Inc.	7.875	11/1/2018	2,661,000

	COMMERCIAL SERVICES - 5.4%
4,186,000	FTI Consulting, Inc.	6.000	11/15/2022	4,437,160
6,607,000	Hertz Corp.	7.500	10/15/2018	6,755,658
				11,192,818
	ENTERTAINMENT - 8.0%
16,037,000	Lions Gate Entertainment Corp.	5.250	8/1/2018	16,598,295

	FOOD - 1.8%
3,512,000	US Foods, Inc.	8.500	6/30/2019	3,652,480

	HEALTHCARE - SERVICES - 1.7%
3,460,000	HealthSouth Corp.	7.750	9/15/2022	3,598,400

	HOME BUILDERS - 2.9%
5,671,000	Allegion US Holding Co., Inc.	5.750	10/1/2021	5,954,550

	HOUSEHOLD PRODUCTS/WARES - 7.9%
11,466,000	Central Garden & Pet Co.	8.250	3/1/2018	11,680,988
4,389,000	Prestige Brands, Inc.	8.125	2/1/2020	4,613,936
				16,294,924
	LEISURE TIME - 2.7%
5,374,000	Carlson Wagonlit BV (a)	6.875	6/15/2019	5,635,983

	MEDIA - 6.4%
6,090,000	McGraw-Hill Global Education Holdings LLC	9.750	4/1/2021	6,668,550
6,431,000	TEGNA, Inc.	7.125	9/1/2018	6,565,022
				13,233,572
	MINING - 3.0%
3,750,000	Horsehead Holding Corp. (a)	9.000	6/1/2017	3,075,000
3,470,000	Horsehead Holding Corp. (a)	10.500	6/1/2017	3,018,900
				6,093,900

See accompanying notes to financial statements.

Zeo Strategic Income Fund

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

October 31, 2015

Par Value		Coupon Rate (%)	Maturity	Value
	MISCELLANEOUS MANUFACTURING - 2.4%
$4,957,000	Smith & Wesson Holding Corp. (a)	5.000	7/15/2018	$5,043,747

	PACKAGING & CONTAINERS - 2.2%
1,755,000	Reynolds Group Holdings	7.125	4/15/2019	1,786,809
2,705,000	Reynolds Group Holdings	7.875	8/15/2019	2,803,056
				4,589,865
	PIPELINES - 5.0%
3,055,000	Hiland Partners Finance Corp. (a)	7.250	10/1/2020	3,192,475
4,602,000	Sabine Pass LNG LP	7.500	11/30/2016	4,748,689
2,370,000	Sabine Pass LNG LP (a)	7.500	11/30/2016	2,445,544
				10,386,708
	RETAIL - 9.5%
1,970,000	Dillard’s, Inc.	6.625	1/15/2018	2,137,972
3,110,000	Dillard’s, Inc.	7.130	8/1/2018	3,419,103
1,636,000	Regis Corp. (a)	5.750	12/5/2017	1,664,630
7,950,000	Sally Capital, Inc.	6.875	11/15/2019	8,258,062
4,000,000	Suburban Energy Finance Corp.	7.375	8/1/2021	4,220,000
				19,699,767
	SOFTWARE - 5.5%
10,950,000	IMS Health, Inc. (a)	6.000	11/1/2020	11,333,250

	STORAGE/WAREHOUSING - 4.1%
8,074,000	Mobile Mini, Inc.	7.875	12/1/2020	8,396,960

	TOTAL BONDS & NOTES (Cost - $170,761,988)			169,695,969

	TERM LOANS - 6.4%
	HEALTHCARE SERVICES - 1.2%
2,436,568	Alliance HealthCare Services, Inc. (b)	4.250	6/3/2019	2,427,430

	INDUSTRIAL EQUIPMENT & COMPONENTS - 2.4%
4,963,219	Mueller Water Products, Inc. (b)	4.000	11/25/2021	4,986,993

	SOFTWARE - 2.8%
2,000,000	Deltek, Inc. (b)	9.500	6/25/2023	2,000,000
1,000,000	Deltek, Inc. (b)	5.000	6/25/2022	1,000,415
3,000,000	LANDesk Software, Inc. (b)	8.250	2/25/2021	2,865,000
				5,865,415

	TOTAL TERM LOANS (Cost - $13,367,098)			13,279,838

See accompanying notes to financial statements.

Zeo Strategic Income Fund

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

October 31, 2015

Shares		Value
	SHORT-TERM INVESTMENTS - 10.0%
	MONEY MARKET FUND - 10.0%
20,692,960	Fidelity Institutional Money Market Portfolio, to yield 0.12%	$20,692,960
	(Cost - $20,692,960) (c)

	TOTAL INVESTMENTS - 98.5% (Cost - $204,822,046) (d)	$203,668,767
	OTHER ASSETS LESS LIABILITIES - NET - 1.5%	3,177,571
	NET ASSETS - 100.0%	$206,846,338

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At October 31, 2015, these securities amounted to $39,101,037 or 18.9% of net assets.

(b)	Variable rate security - interest rate shown reflects the rate currently in effect.

(c)	Money market fund; interest rate reflects seven-day effective yield on October 31, 2015.

(d)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $204,831,852 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$620,416
Unrealized depreciation:	(1,783,501)
Net unrealized depreciation:	$(1,163,085)

See accompanying notes to financial statements.

Zeo Strategic Income Fund

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

October 31, 2015

ASSETS
Investment securities:
At cost	$204,822,046
At value	$203,668,767
Receivable for Fund shares sold	193,951
Interest receivable	3,213,696
Prepaid expenses and other assets	50,592
TOTAL ASSETS	207,127,006

LIABILITIES
Payable for Fund shares repurchased	76,212
Investment advisory fees payable	164,779
Accrued administration fees	26,515
Accrued expenses and other liabilities	13,162
TOTAL LIABILITIES	280,668
NET ASSETS	$206,846,338

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$208,416,107
Undistributed net investment income	252,096
Accumulated net realized loss from security transactions	(668,586)
Net unrealized depreciation on investments	(1,153,279)
NET ASSETS	$206,846,338

Net Asset Value Per Share:
Class I Shares:
Net Assets	$206,846,338
Shares of beneficial interest outstanding	20,754,367
Net Asset Value (Net Assets / Shares Outstanding), Offering and Redemption Price Per Share (a)	$9.97

(a)	The Fund may charge a 1.00% fee on redemption of shares held for less than 30 days.

See accompanying notes to financial statements.

Zeo Strategic Income Fund

STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended October 31, 2015

INVESTMENT INCOME
Interest	$3,817,349

EXPENSES
Investment advisory fees	854,418
Administrative services fees	99,688
Transfer agent fees	15,231
Registration fees	13,644
Shareholder servicing fees	10,528
Custodian fees	9,035
Legal fees	8,624
Compliance officer fees	8,594
Audit fees	8,145
Trustees’ fees and expenses	7,404
Printing and postage expenses	7,275
Insurance expense	2,174
Other expenses	1,523
TOTAL EXPENSES	1,046,283
NET INVESTMENT INCOME	2,771,066

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from security transactions	(195,221)
Net change in unrealized appreciation (depreciation) of investments	(1,368,172)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,563,393)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,207,673

See accompanying notes to financial statements.

Zeo Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	October 31, 2015	April 30, 2015
	(Unaudited)
FROM OPERATIONS
Net investment income	$2,771,066	$4,275,274
Net realized loss from security transactions	(195,221)	(458,910)
Net change in unrealized appreciation (depreciation) of investments	(1,368,172)	(166,730)
Net increase in net assets resulting from operations	1,207,673	3,649,634

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,734,400)	(4,176,425)
From net realized gains	—	(297,193)
Net decrease in net assets resulting from distributions to shareholders	(2,734,400)	(4,473,618)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	86,136,737	83,599,023
Net asset value of shares issued in reinvestment of distributions to shareholders	2,023,041	3,535,215
Payments for shares redeemed	(18,322,535)	(19,649,183)
Redemption fee proceeds	5,005	302
Net increase in net assets from shares of beneficial interest	69,842,248	67,485,357

TOTAL INCREASE IN NET ASSETS	68,315,521	66,661,373

NET ASSETS
Beginning of Period	138,530,817	71,869,444
End of Period*	$206,846,338	$138,530,817
* Includes undistributed net investment income of:	$252,096	$215,430

SHARE ACTIVITY
Shares Sold	8,594,135	8,283,431
Shares Reinvested	202,415	353,366
Shares Redeemed	(1,830,247)	(1,951,962)
Net increase in shares of beneficial interest outstanding	6,966,303	6,684,835

See accompanying notes to financial statements.

Zeo Strategic Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I

	Six Months Ended		Year Ended	Year Ended		Year Ended		Period Ended
	October 31, 2015		April 30, 2015	April 30, 2014		April 30, 2013		April 30, 2012 (1)
	(Unaudited)
Net asset value, beginning of period	$10.05		$10.12	$10.12		$10.04		$10.00
Activity from investment operations:
Net investment income (2)	0.16		0.37	0.40		0.29		0.19
Net realized and unrealized gain (loss) on investments	(0.09)		(0.07)	0.01		0.11		0.01
Total from investment operations	0.07		0.30	0.41		0.40		0.20

Paid-in-Capital from Redemption fees	0.00	(3)	0.00 (3)	0.00	(3)	—		—

Less distributions from:
Net investment income	(0.15)		(0.35)	(0.39)		(0.29)		(0.16)
Net realized gains	—		(0.02)	(0.02)		(0.03)		—
Total distributions	(0.15)		(0.37)	(0.41)		(0.32)		(0.16)
Net asset value, end of period	$9.97		$10.05	$10.12		$10.12		$10.04
Total return (4)	0.75	% (5)	3.02%	4.06%		4.07%		2.03	% (5)
Net assets, end of period (000s)	$206,846		$138,531	$71,869		$45,047		$32,886
Ratios to average net assets:
Expenses, before waiver or recapture	1.22	% (6)	1.28%	1.32%		1.40%		1.87	% (6)
Expenses, net waiver or recapture	1.22	% (6)	1.28%	1.38	% (7)	1.50	% (7)	1.50	% (6)
Net investment income, net waiver or recapture	3.23	% (6)	3.69%	3.95%		2.84%		2.13	% (6)
Portfolio turnover rate	68	% (5)	143%	173%		95%		108	% (5)

(1)	The Zeo Strategic Income Fund commenced operations on May 31, 2011.

(2)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for each period.

(3)	Less than $0.005 per share.

(4)	Total return shown excludes the effect of applicable redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of the Fund’s expenses for the period ended April 30, 2012, total return would have been lower.

(5)	Not annualized.

(6)	Annualized.

(7)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
October 31, 2015

1.	ORGANIZATION

The Zeo Strategic Income Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks low volatility and absolute returns consisting of income and moderate capital appreciation. The Fund currently offers the Class I shares, which commenced operations on May 31, 2011. Class I shares are offered at net asset value.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the current bid price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the current bid price on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Debt securities and term loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third-party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is comprised of one or more representatives from

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2015

each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2015

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2015 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Bonds & Notes	$—	$169,695,969	$—	$169,695,969
Term Loans	—	13,279,838	—	13,279,838
Short-Term Investments	20,692,960	—	—	20,692,960
Total	$20,692,960	$182,975,807	$—	$203,668,767

The Fund did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Tax – The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions,

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2015

and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the returns filed for the open tax years 2012 through 2014, or expected to be taken in the Fund’s 2015 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least monthly. The Fund will declare and pay net realized capital gains, if any, annually. Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Zeo Capital Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Trust, with respect to the Fund, (the “Advisory Agreement”), the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by other service providers. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.00% on the first $250 million in net assets and 0.75% on assets greater than $250 million. For the six months ended October 31, 2015, the Fund incurred $854,418 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2015

investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.50% per annum of the Fund’s average daily net assets for Class I shares (the “Expense Limitation”).

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund, on a rolling three year basis, for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund Operating Expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the Fund and its shareholders. No amounts remain available for future reimbursement to the Advisor as of October 31, 2015.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended October 31, 2015, the Distributor received no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the six months ended October 31, 2015 amounted to $163,112,559 and $104,246,571, respectively.

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2015

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2015, Charles Schwab & Co, Inc. held approximately 25.3% of the voting securities of the Zeo Strategic Income Fund.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the six months ended October 31, 2015, the Fund assessed $5,005 in redemption fees.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years ended was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2015	April 30, 2014
Ordinary Income	$4,266,928	$2,259,473
Long-Term Capital Gain	206,690	21,206
	$4,473,618	$2,280,679

As of April 30, 2015, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Post October Loss	Unrealized	Total
Ordinary	and	Appreciation/	Accumulated
Income	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$215,430	$(463,559)	$205,087	$(43,042)

The difference between book basis and tax basis unrealized appreciation and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such losses of $463,559.

Permanent book and tax differences, primarily attributable to the book/tax treatment of non-deductible expenses and the reclassification of Fund distributions, resulted in reclassification for the year ended April 30, 2015 as follows:

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2015

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(111,315)	$(55,040)	$166,355

8.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Zeo Strategic Income Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Fund’s
	Account Value	Account Value	During Period*	Annualized
Actual	5/1/15	10/31/15	5/1/15 – 10/31/15	Expense Ratio**
Class I	$1,000.00	$1,007.50	$6.16	1.22%

Hypothetical	Beginning	Ending	Expenses Paid	Fund’s
(5% return before	Account Value	Account Value	During Period*	Annualized
expenses)	5/1/15	10/31/15	5/1/15 - 10/31/15	Expense Ratio**
Class I	$1,000.00	$1,019.00	$6.19	1.22%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

**	Annualized.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-936-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-936-3863.

INVESTMENT ADVISOR
Zeo Capital Advisors, LLC
1 Montgomery Street, Suite 3450
San Francisco, CA 94104

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 1/5/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 1/5/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 1/5/16